                                                                   EXHIBIT 10(q)


                          EXISTING NEW TERM LOAN NOTE



$4,166,664.00                                          New Brunswick, New Jersey
                                                                October 31, 1995



     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC BANK, National Association (the "Bank") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of FOUR MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-FOUR AND 00/100 ($4,166,664.00) DOLLARS, in forty (40) installments of $104,167.00 each payable on the first Business Day of each calendar month, commencing on November 1, 1995, with a final principal payment in the then outstanding principal amount of the Existing Loan payable on the Maturity Date. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement (defined below).

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the amount of the Existing New Term Loan maintained pursuant to the Credit Agreement (defined below) and the date and amount of each payment or prepayment of principal thereof which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such
                          --------  -------
endorsement shall not affect the obligations of the Borrower in respect of the Existing Loan.

     This Note is the Existing New Term Loan Note referred to in the Revolving Credit and Term Loan Agreement dated October 31, 1995 (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Bank and First Fidelity Bank, N.A., as Lenders, and the Bank, as Agent and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

     This Note replaces that certain note dated January 26, 1994, 1994, in the original principal amount of $5,000,000, issued by the Borrower and payable to the order of Chemical Bank New Jersey, National Association (now PNC Bank, National Association).

                              GUEST SUPPLY, INC.



                              BY:  ____________________________
                                    Name:
                                    Title:

                              GUEST PACKAGING, INC.



                              BY:  ____________________________
                                    Name:
                                    Title:

                              BRECKENRIDGE-REMY CO.



                              BY:  ____________________________
                                    Name:
                                    Title:

                                   Schedule 1
             To Existing New Term Loan Note dated October 31, 1995
              issued by Guest Supply, Inc., Guest Packaging, Inc.
                and Breckenridge-Remy Co., as joint and several
                   obligors to PNC Bank, National Association

                           LOAN AND PAYMENTS OF LOAN


                       Amount of       Unpaid
          Amount of    Principal      Principal       Notation
Date        Loan       Repaid     Balance of Loans    Made By
